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                                                                    EXHIBIT 10.1

                                VOTING AGREEMENT

THIS VOTING AGREEMENT (this "Agreement"), is made and entered into as of April 16, 2003, by and among YaYa, LLC ("YaYa"), a Delaware limited liability company, American Vantage Companies, a Nevada corporation (the "Company"), and Ronald J. Tassinari ("Tassinari"), an individual, with reference to the following facts:

A.  YaYa is a stockholder of the Company.

C. YaYa acquired 824,811 shares of the Company's common stock, par value $0.01 ("Company Common Stock"), pursuant to the terms and conditions of that certain Asset Purchase Agreement, by and among YaYa, the Company, and YaYa Media, Inc, a Delaware corporation and wholly owned subsidiary of the Company.

D. The parties desire to enter into this Agreement to memorialize their agreements regarding the voting of their shares of Company Common Stock in certain situations as further described herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the agreements and covenants contained herein and other valuable consideration, the parties hereto agree as follows:

         16.      DEFINITIONS

                  16.1 "Additional Shares" has the meaning ascribed to it in
Section 2.3.

                  16.2 "Agreement" has the meaning ascribed to it in the preamble.

                  16.3 "Board of Directors" means the Company's board of directors.

                  16.4 "Company" has the meaning ascribed to it in the recitals.

                  16.5 "Company Common Stock" has the meaning ascribed to it in the recitals.

                  16.6 "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  16.7 "Merger" means the completion of any transaction, as a result of which (a) the Company has merged or consolidated with or into any other Person other than an affiliate of the Company, Tassinari or any Shareholder, and (b) the stockholders of the Company as of immediately prior to the consummation of such transaction represent, in the aggregate, less than fifty percent (50%) of the total voting power of the resulting Person immediately after the consummation of the transaction.

                  16.8 "Person" includes any individual, corporation, partnership, joint venture, limited liability company, limited liability partnership, association, trust or other entity or organization, whether or not a legal entity and whether foreign or domestic, or any governmental body.

                  16.9 "Publicly Traded Value" means, for each share of Company Common Stock that is listed on a national securities exchange or quoted on the Nasdaq Stock Market or

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the Nasdaq SmallCap Market, the closing price for such share of Company Common
Stock, as reported in the Wall Street Journal.

                  16.10 "Shareholders" or "Shareholder" means, YaYa and each other Person that becomes a party to this Agreement in accordance with Section 3.3.

                  16.11 "Stock Event" means (i) the issuance of shares of Company Common Stock in connection with a dividend on, a stock split of, or a combination of shares of, then issued and outstanding shares of Company Common Stock, or (ii) an adjustment to the number of shares of then outstanding Company Common Stock as a result of any merger, consolidation, reorganization, recapitalization, reincorporation, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company.

                  16.12 "Tassinari" has the meaning ascribed to it in the preamble.

                  16.13 "Vote its Shares" means, with respect to any Person, to
(i) vote, or to cause to be voted, all of the shares of Company Common Stock beneficially owned by such Person, to the extent that such shares of Company Common Stock carry the right to vote thereon, at all annual and special meetings of the Company's stockholders, however called, or any postponements or continuations thereof and (ii) execute, or cause to be executed, with respect to all of the shares of Company Common Stock beneficially owned by such Person, all written consents of the Company's stockholders in lieu of any annual or special meeting of the Company's stockholders.

                  16.14 "YaYa" has the meaning ascribed to it in the preamble.

         17.      AGREEMENT TO VOTE.

                  17.1 VOTING AGREEMENT. Until the termination of this Agreement in accordance with its terms, each Shareholder hereby irrevocably and unconditionally agrees to Vote its Shares as directed by the Board of Directors (or any committee thereof formed for the purpose of giving such direction to the Shareholders), subject to the following restrictions:

                    (a) YaYa shall only be required to Vote its Shares as so directed in favor of the election of members of the Board of Directors at any annual or special meeting of the Company's stockholders, however called, or any postponements or continuations, or pursuant to any written consent of the stockholders in lieu thereof, so long as after such election (assuming the election of all nominees that the Board of Directors directs YaYa to elect) (i) one individual designated by YaYa becomes, or continues to be, a member of the Board of Directors, for so long as the Board of Directors is comprised of at least five (5), but no more than seven (7) individuals, and (ii) two individuals designated by YaYa become, or continues to be, members of the Board of Directors, for so long as the Board of Directors is comprised of at least eight
(8) individuals.

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                    (b) No Shareholder shall be required to Vote its Shares as directed by the Board of Directors (or any committee thereof formed for the purpose of giving such direction to the Shareholders) in any action related to:

                    (i) Such Shareholder's sale of its shares of Company Common Stock in a tender offer for shares of Company Common Stock initiated by any Person other than YaYa or an affiliate of YaYa, which is subject to Section 14(d)(1) of the Exchange Act and the rules and regulations promulgated thereunder;

                    (ii) Such Shareholder's sale of its shares of Company Common Stock in a "Rule 13e-3 transaction," as that term is defined in Rule 13e-3 promulgated under the Exchange Act; or

                    (iii) a Merger.

                  17.2 GRANTING OF PROXY. In furtherance of the terms and provisions of this Agreement, each Shareholder hereby grants an irrevocable proxy, coupled with an interest, until the termination of this Agreement in accordance with Section 3.1, to Tassinari, for the sole purpose to Vote its Shares in accordance with the provisions of Section 2.1 above. Each Shareholder hereby ratifies and approves of each and every action taken by Tassinari pursuant to the foregoing proxy. Notwithstanding the foregoing, if requested by Tassinari, each Shareholder will execute and deliver applicable proxy material in furtherance of the provisions of this Agreement. Notwithstanding anything contrary in this Agreement, if for any reason the proxy granted pursuant to this
Section 2.2 is deemed unenforceable, it shall not affect the enforceability of
Section 2.1 above.

                  17.3 ADDITIONAL SHARES. If, after the date hereof, any Shareholder acquires beneficial or record ownership of any additional shares of Company Common Stock (any such shares, "Additional Shares"), including, without limitation, upon exercise of any option, warrant or right to acquire shares of Company Common Stock or through any Stock Event, the provisions of this Agreement applicable to the shares of Company Common Stock now held by the Shareholders shall thereafter be applicable to such Additional Shares as if such Additional Shares had been held by the Shareholders as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any person or entity immediately upon the acquisition by any Shareholder of beneficial ownership of such Additional Shares.

         18. TERMINATION AND AMENDMENT OF AGREEMENT; ADMISSION OF ADDITIONAL MEMBERS.

                  18.1 GENERAL. This Agreement shall terminate upon the first to occur of the following events:

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                    (a) The written agreement of Tassinari and those parties who then hold at least 50% of the shares of Company Common Stock originally held by YaYa (or issued pursuant to such shares as a result of a Stock Event), which are then subject to this Agreement;

                    (b) The first day on which the Publicly Traded Value of a share of Company Common Stock is in excess of $7.50 (subject to adjustment in the event of a Stock Event after the date of this Agreement) for 20 consecutive trading days immediately preceding such date; and

                    (c) April 16, 2010.

                  18.2 AMENDMENT AND MODIFICATION. This Agreement may be amended or modified only with the written consent of Tassinari and those parties who then hold at least 50% of the shares of Company Common Stock originally held by YaYa (or issued pursuant to such shares as a result of a Stock Event), which are then subject to this Agreement, expressly setting forth the amendments or modifications.

                  18.3 AGREEMENT OF PARTIES TO ADMIT ADDITIONAL SHAREHOLDERS. Each party to this Agreement, by its execution hereof, hereby (i) agrees that it shall cause any Person to whom any Shareholder transfers any shares of Company Common Stock to execute and deliver a counterpart signature page to this Agreement in a form substantially similar to EXHIBIT A, and upon such execution and delivery, such Person shall become a party to this Agreement and thereby agree to be bound by and to observe all of the terms and conditions contained herein, and (ii) consents to the admission of such additional Persons as parties to this Agreement in accordance with clause (i) of this Agreement.

         19.      MISCELLANEOUS.

                  19.1 ENTIRE AGREEMENT. This Agreement, including the exhibits hereto and the agreements expressly referred to herein, constitutes the entire understanding between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no warranties, representations or other agreements between the parties, in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless made in writing and in compliance with the provisions of Section 4.2.

                  19.2 WAIVERS. No term, condition or provision of this Agreement may be waived except by an express written instrument to such effect signed by the party to whom the benefit of such term, condition or provision runs. No such waiver of any term, condition or provision of this Agreement shall be deemed a waiver of any other term, condition or provision, irrespective of similarity, or shall constitute a continuing waiver of the same term, condition or provision, unless otherwise expressly provided. No failure or delay on the part of any party in exercising any right, power or privilege under any term, condition or provision of this Agreement

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shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any other right, power or privilege.

                  19.3 SEVERABILITY. In the event any one or more of the terms, conditions or provisions contained in this Agreement should be found in a final award or judgment rendered by any court or arbitrator or panel of arbitrators of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining terms, conditions and provisions contained herein shall not in any way be affected or impaired thereby, and this Agreement shall be interpreted and construed as if such term, condition or provision, to the extent the same shall have been held invalid, illegal, or unenforceable, had never been contained herein, provided that such interpretation and construction is consistent with the intent of the parties as expressed in this Agreement.

                  19.4 HEADINGS, DEFINITIONS. The headings of the Sections contained in this Agreement are included herein for reference purposes only, solely for the convenience of the parties hereto, and shall not in any way be deemed to affect the meaning, interpretation or applicability of this Agreement or any term, condition or provision hereof. All references to Sections, Articles, Schedules or Exhibits contained herein mean Sections, Articles, Schedules or Exhibits of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

                  19.5 APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without reference to the choice of law principles thereof.

                  19.6 ATTORNEYS' FEES. In the event that any party to this Agreement shall commence any suit, action, arbitration or other proceeding to interpret this Agreement, or determine or enforce any right or obligation created hereby, including but not limited to any action for rescission of this Agreement or for a determination that this Agreement is void or ineffective ab initio, the prevailing party in such action shall recover such party's costs and expenses incurred in connection therewith, including attorney's fees and costs of appeal, if any. Any court, arbitrator or panel of arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such judgment or award such party's costs and expenses as provided in this Section 41.6.

                  19.7 EXECUTION AND COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute only one instrument. Any one of such counterparts shall be sufficient for the purpose of proving the existence and terms of this Agreement, and no party shall be required to produce an original or all of such counterparts in making such proof.

                  19.8 COVENANT OF FURTHER ASSURANCES. All parties to this Agreement shall, upon request, perform any and all acts and execute and deliver any and all certificates,

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instruments and other documents that may be necessary or appropriate to carry out any of the terms, conditions and provisions hereof or to carry out the intent of this Agreement.

                  19.9 REMEDIES CUMULATIVE. Each and all of the several rights and remedies provided for in this Agreement shall be construed as being cumulative and no one of them shall be deemed to be exclusive of the others or of any right or remedy allowed by law or equity, and pursuit of any one remedy shall not be deemed to be an election of such remedy, or a waiver of any other remedy.

                  19.10 BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon all of the parties hereto and their respective executors, administrators, successors and permitted assigns.

                  19.11 COMPLIANCE WITH LAWS. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law, and whenever there is a conflict between any term, condition or provision of this Agreement and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event the term, condition or provision of this Agreement affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law, provided that such construction is consistent with the intent of the parties as expressed in this Agreement.

                  19.12 GENDER. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall be deemed to include the others whenever the context so indicates.

                  19.13 NO THIRD PARTY BENEFIT. Nothing contained in this Agreement shall be deemed to confer any right or benefit on any Person who is not a party to this Agreement.

                  19.14 CONSTRUCTION; REPRESENTATION BY COUNSEL. The parties hereto represent that they have been represented and advised by counsel in connection with the negotiation and preparation of this Agreement, and this Agreement shall be deemed to have been drafted jointly by the parties, notwithstanding that one party or the other may have performed the actual drafting hereof. This Agreement shall be construed and interpreted in accordance with the plain meaning of its language, and not for or against either party, and as a whole, giving effect to all of the terms, conditions and provisions hereof.

                  19.15 INJUNCTIVE RELIEF; SPECIFIC PERFORMANCE. The parties hereby agree and acknowledge that a breach of any material term, condition or provision of this Agreement would result in severe and irreparable injury to the other party, which injury could not be adequately compensated by an award of money damages, and the parties therefore agree and acknowledge that they shall be entitled to injunctive relief in any court of competent jurisdiction in the event of any breach of any material term, condition or provision of this Agreement, or to enjoin or prevent such a breach, including without limitation an action for specific performance hereof,

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and the parties hereby irrevocably consent to the issuance of any such injunction. The parties further agree that no bond or surety shall be required in connection therewith.

                  19.16 JURISDICTION AND VENUE. The federal and state courts located within Las Vegas, Nevada, shall have exclusive jurisdiction and venue with respect to all actions, claims and proceedings arising out of or relating to this Agreement, or its enforcement. The parties to this Agreement hereby waive any right to commence any claim, action or proceeding in any other venue or jurisdiction, except as set forth in this paragraph, or to seek dismissal of any action, claim or proceeding in Las Vegas, Nevada, on the basis of improper venue or forum non conveniens. Moreover, the parties hereby consent to the personal jurisdiction of the courts of Las Vegas, Nevada.

                  19.17 LEGEND. Each stock certificate representing Shares when issued shall have conspicuously thereon the following legend:

                        "THE SALE, ASSIGNMENT, TRANSFER, CONVEYANCE, EXCHANGE, MORTGAGE, GRANT OF A SECURITY INTEREST IN, GIFT, ENCUMBRANCE, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO A VOTING AGREEMENT DATED APRIL 16, 2003. A COPY OF SAID AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE CORPORATION."

A copy of this Agreement shall be delivered to the Secretary of the Company and shall be shown to any Person making any inquiry with respect thereto.

                  19.18 NOTICES. All notices and communications to be given or otherwise made to YaYa or any Tassinari Party shall be deemed to be sufficient if contained in a written instrument delivered in person or by facsimile or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or addressed to such party at the following address:

If to YaYa:                                         If to Tassinari:
YaYa, LLC                                           American Vantage Companies
1250 4th Street, Suite 580                          c/o James J. Lee, Esq.
Santa Monica, California 90401                      7674 Lake Mead Avenue, Suite 108
Telephone No.:  (310) 570-4900                      Las Vegas, Nevada 89128
Facsimile No.:  (310) 570-4901                      Telephone No: (702) 227-9800
Attn:  Mr. Stanley E. Maron                         Facsimile No.: (702) 227-8525
                                                    Attn: Mr. Ronald J. Tassinari

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If to the Company:
American Vantage Companies
c/o James J. Lee, Esq.
7674 Lake Mead Avenue, Suite 108
Las Vegas, Nevada 89128
Telephone No: (702) 227-9800
Facsimile No.: (702) 227-8525
Attn: Mr. Ronald J. Tassinari


or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received: (a) in the case of personal delivery or delivery by facsimile, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (c) in the case of mailing, on the third business day following that on which the piece of mail containing such communications is posted. As used in this Section, "business day" shall mean any day other than a day on which banking institutions in the State of California are legally closed for business.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date, month and year first above written. YAYA, LLC, a Delaware limited liability company

                                   By:         /s/  Stanley E. Maron
                                         --------------------------------------
                                   Name:       Stanley E. Maron
                                         --------------------------------------
                                   Title:      Secretary
                                         --------------------------------------


                                   /s/  Ronald J. Tassinari
                                   --------------------------------------------
                                   RONALD J. TASSINARI, an individual


                                   AMERICAN VANTAGE COMPANIES,
                                   a Nevada corporation

                                   By:         /s/  Ronald J. Tassinari
                                         --------------------------------------
                                   Name:       Ronald J. Tassinari
                                         --------------------------------------
                                   Title:  President and Chief Executive Officer
                                         --------------------------------------

                                    EXHIBIT A

                           COUNTERPART SIGNATURE PAGE

The undersigned, by execution of this Counterpart Signature Page, hereby agrees and covenants as follows:

1.That the undersigned has received a copy of the Voting Agreement, dated as of ______________, 2003 (the "Agreement");

2.That the undersigned has thoroughly read and reviewed the Agreement, and is familiar with all of the terms and conditions thereof;

3.That the undersigned hereby accepts, enters into, and agrees to be bound by, the Agreement and all of its terms and conditions, and that all shares of Company Common Stock owned by the undersigned are owned subject to all of such terms and conditions, and further agrees that any and all certificates representing Shares owned by the undersigned will bear the legend referenced in
Section 4.17 of the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date, month and year first above written.

                                                --------------------------------
                                                         (Signature)

                                                --------------------------------
                                                         (Print Name)